Exhibit 10.120

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

This AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT (“Amendment”), dated as of May 30, 2019, is by and between Jaguar Health, Inc., a Delaware corporation (the “Company”), and Sagard Capital Partners, L.P. (the “Purchaser”).

RECITALS

In connection with that certain Securities Purchase Agreement by and among the parties hereto, dated as of March 23, 2018, the parties also entered into a Registration Rights Agreement, dated as of the same date (the “Agreement”). Capitalized terms used herein but not otherwise defined herein shall have the definitions assigned to them in the Agreement;

The Company acknowledges that (i) the Company has failed to prepare and file a Registration Statement (whether by the Filing Deadline, as defined in the Agreement, or otherwise) and (ii) as a result, no Registration Statement has become effective before the Effectiveness Deadline (as defined in the Agreement) (individually, each, a “Breach,” and, collectively, the “Breaches”); and

The Purchaser agrees to waive certain rights afforded to the Purchaser under the Agreement as a result of the Breaches, and the Purchaser desires to set forth the certain terms and conditions precedent to such waiver.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser hereby agree to amend the Agreement as follows:

1.              DEFINITIONS.

(a)           The following definitions are hereby added to the Agreement:

“Additional Liquidated Damages” means $186,852.

“Bridge Financing Documents” means all the notes, warrants, agreements and obligations relating to and/or arising from the Bridge Financing (as defined in the Consent and Waiver, dated March 13, 2019 by and between the Company and Purchaser).

(b)           The following definition is amended and restated as follows:

“Early Filing Trigger” means the occurrence of earliest to occur of (i) an event described in Section 4.2(c) of the Securities Purchase Agreement or (ii) any breach by the Company of any representation, warranty or covenant contained in the Bridge Financing Documents that is not cured within thirty (30) days of the Company being notified of such breach.

2.            REGISTRATION. Section 2(a) of the Agreement is hereby amended and restated as follows:

(a)           Mandatory Registration.  The Company shall prepare and file with the SEC a Registration Statement on Form S-3 covering the resale of all of the Registrable Securities.  The Company shall file such Registration Statement no later than the earliest to occur of (i) five (5) Business Days after the effectuation of a reverse stock split with respect to the Company’s Common Stock as described in the Company’s preliminary proxy statement on Schedule 14A filed on April 9, 2019 and before the closing of the underwritten public offering of the Company’s equity securities pursuant to a Form S-1 registration statement; (ii) September 15, 2019; and (iii) an Early Filing Trigger.  Such deadline is referred to herein as the “Filing Deadline.”  If Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration, subject to the provisions of Section 2(b).  The Registration Statement prepared pursuant hereto shall register for resale at least that number of shares of Common Stock equal to the aggregate number of Registrable Securities issued and outstanding as of the trading day immediately preceding the date the Registration Statement is initially filed with the SEC, subject to adjustment as provided in Section 2(c).  The Company shall use its reasonable best efforts to have the Registration Statement declared effective by the SEC no later than the earlier of (1) forty-five (45) days from the filing of such Registration Statement and (2) November 1, 2019 (the “Effectiveness Deadline”).

5.            SUSPENSION OF REGISTRATION RIGHTS. A new Section 5(d) is hereby added to the Agreement:

(d)             Liquidated Damages.  The Company and Purchaser agree that the Liquidated Damages set forth in Section 5(c) are waived by Purchaser until the date of a Triggering Event (defined below).  If the Company fails to file a Registration Statement by the Filing Deadline and/or such a Registration Statement is not declared effective by the SEC by the Effectiveness Deadline, the Company will owe Purchaser Liquidated Damages that will accrue from and after the date(s) of such failure(s) (the “Triggering Event”) pursuant to Section 5(c) of the Agreement.  If the Company is required to pay Liquidated Damages due to a Triggering Event, the Company must pay the Purchaser the Additional Liquidated Damages in addition to the Liquidated Damages that may become due and payable.   The Additional Liquidated Damages shall payable within fifteen (15) days of the Triggering Event and shall accrue interest in accordance with the provisions hereof to the extent not paid in full by such date.

9.            MISCELLANEOUS. Section 9(a)(iii) of the Agreement is hereby amended and restated as follows:

(a)             Other Registration Rights.

(iii)   Until the Effective Date, the Company shall not file a Registration Statement relating to securities held by any selling security holder other than the Purchaser without the prior written consent of the Purchaser; provided that, notwithstanding the foregoing, so long as the Company files the Registration Statement before the Filing Deadline and is

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continuing to use best efforts to cause the Registration Statement to be declared effective by the SEC by the Effectiveness Deadline, the Company will not be prohibited from filing subsequent registration statement(s) solely for the resale of the following securities held by the following security holders, after the filing of the Registration Statement with respect to the Registrable Securities: (A) shares of Common Stock issuable upon exercise of warrants and/or conversion of promissory notes issued by the Company in the Bridge Financing, (B) 75,000 shares of Common Stock issued to Oasis Capital LLC in connection with the Company’s September 2018 bridge financing, (C) 185,417 shares of Common Stock issuable upon the warrant issued to Oasis Capital LLC for the Company’s September 2018 bridge financing, (D) 33,918 shares of Common Stock issuable upon exercise of the warrant issued to Charles Conte for the Company’s Sept. 2018 bridge financing, (E) 670,586 shares of Common Stock issuable upon exercise of the warrant, dated August 28, 2018, issued to Pacific Capital Management, LLC for Jonathan Glaser’s facilitation of the standby letter of credit for the Company’s office lease, and (F) shares issuable upon exercise of the warrant issued to Jonathan Glaser pursuant to the Letter of Credit Cancellation & Warrant Issuance Agreement, dated March 29, 2019, by and between the Company and Jonathan Glaser.

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[Signature Page to Amendment No. 1 to Registration Rights Agreement —

Jaguar Health/Sagard]

IN WITNESS WHEREOF, the Purchaser and the Company have caused this Amendment No. 1 to Registration Rights Agreement to be duly executed as of the date first written above.

COMPANY:

JAGUAR HEALTH, INC.

By:	/s/ Lisa A. Conte
	Name:	Lisa A. Conte
	Title:	President and Chief Executive Officer

[Signature Page to Amendment No. 1 to Registration Rights Agreement —

Jaguar Health/Sagard]

IN WITNESS WHEREOF, the Purchaser and the Company have caused this Amendment No. 1 to Registration Rights Agreement to be duly executed as of the date first written above.

PURCHASER:

SAGARD CAPITAL PARTNERS, L.P.

By:	Sagard Capital Partners GP, Inc.,
its general partner

By:	/s/ Samuel Robinson
	Name:	Samuel Robinson
	Title:	President

By:	/s/ Stephen Klee
	Name:	Stephan Klee
	Title:	Chief Financial Officer, Treasurer and Controller